POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED NOVEMBER 23, 2016 TO THE

PROSPECTUS DATED FEBRUARY 29, 2016, AS REVISED MAY 16, 2016

PowerShares 1-30 Laddered Treasury Portfolio

PowerShares Build America Bond Portfolio

PowerShares California AMT-Free Municipal Bond Portfolio

PowerShares CEF Income Composite Portfolio

PowerShares Chinese Yuan Dim Sum Bond Portfolio

PowerShares Emerging Markets Sovereign Debt Portfolio

PowerShares Fundamental High Yield® Corporate Bond Portfolio

PowerShares Fundamental Investment Grade Corporate Bond Portfolio

PowerShares Global Short Term High Yield Bond Portfolio

PowerShares International Corporate Bond Portfolio

PowerShares LadderRite 0-5 Year Corporate Bond Portfolio

PowerShares National AMT-Free Municipal Bond Portfolio

PowerShares New York AMT-Free Municipal Bond Portfolio

PowerShares Preferred Portfolio

PowerShares Senior Loan Portfolio

PowerShares Variable Rate Preferred Portfolio

PowerShares VRDO Tax-Free Weekly Portfolio

Effective as of the close of markets on November 30, 2016, the section of the prospectus on page 34, titled “PowerShares Global Short Term High Yield Bond Portfolio—Summary Information—Principal Investment Strategies” is deleted in its entirety and replaced with the following:

“The Fund generally will invest at least 80% of its total assets in U.S. and foreign short-term, non-investment grade bonds included in the Underlying Index, all of which are denominated in U.S. dollars. Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) selects such bonds issued by corporations, as well as sovereign, sub-sovereign or quasi-government entities, from a universe of eligible securities for inclusion in the Underlying Index that: (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+” ); (iii) has not been marked as defaulted by any rating agency; (iv) have three years or less to maturity; (v) have a minimum amount outstanding of at least $250 million; and (vi) have a fixed coupon.

Eligible bonds must be rated by at least one of Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Inc. (“Fitch”). DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system.

The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.”

Effective as of the close of markets on November 30, 2016, on page 75 of the prospectus, the second and third paragraphs in the section titled “Additional Information About the Funds’ Strategies and Risks—Principal Investment Strategies— DB Global Short Maturity High Yield Bond Index” are deleted and replaced with the following:

“To be eligible for inclusion in the Underlying Index, a bond must: (i) be denominated in U.S. dollars; (ii) be rated by at least one of S&P, Moody’s or Fitch; (iii) be rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+” ); (iv) has not been marked as defaulted by any rating agency; (v) have three years or less to maturity; (vi) have a minimum amount outstanding of at least $250 million; and (vii) have a fixed coupon.”

Please Retain This Supplement for Future Reference.

P-PS-PRO-FIX-SUP-1 112316